EXHIBIT 99.3

 DRIVEITAWAY HOLDINGS, INC.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

Summary of Transaction

On December 7, 2021, Creative Learning Corporation (the “Company”), DriveItAway, Inc., a Delaware corporation (“DIA”), and the existing shareholders of DIA executed an Agreement and Plan of Share Exchange (the “Share Exchange Agreement”), under which the Company agreed to acquire all of the issued and outstanding common stock of DIA by issuing one share of Series A Convertible Preferred Stock (the “Series A Preferred”) of the Company for each outstanding share of DIA common stock (the “Share Exchange”). On February 24, 2022, closing of the Share Exchange occurred.

The foregoing description of the Share Exchange is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 14, 2021.

Pro Forma Information

The unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2021 and the three months ended December 31, 2021 combine the historical consolidated statements of income of the Company and DIA, giving effect to the Share Exchange as if it had occurred on October 1, 2020 and October 1, 2021, respectively. The unaudited pro forma condensed combined balance sheets as of September 30, 2021 and December 31, 2021 combine the historical consolidated balance sheets of the Company and DIA, giving effect to the Share Exchange as if it had occurred on October 1, 2020 and October 1, 2021, respectively .

The unaudited pro forma condensed combined financial information (“pro forma information”) is based on, and should be read in conjunction with, the following historical consolidated financial statements and accompanying notes:

●	audited consolidated financial statements of the Company as of and for the years ended September 30, 2021 and 2020, and the related notes included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2021;

●	audited financial statements of DIA as of and for the years ended September 30, 2021 and 2020, and the related notes included in the Company’s Current Report on Form 8-K filed herewith;

●	unaudited consolidated financial statements of the Company as of and for the three months ended December 31, 2021, and the related notes included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2021;

●	unaudited financial statements of DIA as of and for the three months ended December 31, 2021, and the related notes filed herewith;

The Company and DIA have September 30 fiscal year-ends.

The historical financial information has been adjusted in the pro forma information to give effect to pro forma events that are directly attributable to the Share Exchange, factually supportable, and with respect to the unaudited pro forma condensed combined statements of income, expected to have a continuing impact on the combined results of operations of more than one year.

The pro forma information has been prepared using the acquisition method of accounting in accordance with accounting principles generally accepted in the United States of America. The acquisition method of accounting is dependent upon certain valuations that are provisional and subject to change. The pro forma adjustments are based on the assumptions and information available at the time of the filing of this Form 8-K/A. The Company will finalize the acquisition accounting within the required measurement period.

The integration-related costs will continue to be expensed as incurred in the appropriate accounting periods following completion of the Share Exchange. For a detailed discussion of these risk factors, please refer to the risk, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission. There were no material transactions between the Company and DIA during the periods presented in the pro forma information.

The pro forma information should be read in conjunction with the accompanying notes to the pro forma information. The pro forma information is not necessarily indicative of what the financial position or results of operations would have been had the Share Exchange occurred as of the dates indicated nor does it project the future financial position or operating results of the combined company.

DRIVEITAWAY HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2021

					Pro Forma
	Company	DIA	Adjustments	Notes	As Adjusted
Assets
Cash and Restricted Cash	$281,989	$6,066	$—		$288,055
Receivables, net	52,579	18,977	—		71,556
Prepaid Commission Expense	155,517	—	—		155,517
Marketing Fund	25,054	—	—		25,054
Notes Receivable, net	5,847	—	—		5,847
Total Current Assets	520,986	25,043	—		546,029

Security deposit	4,867	—	—		4,867
Intangibles	154,000	—	—		154,000
Right of Use Asset	96,376	—	—		96,376
Prepaid Commission – net of current	229,670	—	—		229,670
Property and equipment, net	7,543	—	—		7,543
Total Assets	$1,013,442	$25,043	$—		$1,038,485

Liabilities
Accounts Payable	$57,862	$104,330	$—		$162,192
SBA Loan - PPP	119,980	7,679	—		127,659
Deferred Revenue	708,172	—	—		708,172
Related Party Convertible Notes Payable	—	95,000	—		95,000
Convertible Debt	—	250,000	—		250,000
Lease liability	101,219	—	—		101,219
Accrued Liabilities	327,003	16,323	—		343,326
Accrued Liabilities - related party	—	8,705	—		8,705
Total Current Liabilities	1,314,236	482,037	—		1,796,273

SBA Loan	—	107,021	—		107,021
Deferred Revenue – net of current	1,110,401	—	—		1,110,401
Total liabilities	2,424,637	589,058	—		3,013,695

Stockholders’ Deficit)
Preferred stock, $.0001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding, 2,592,791 shares issued and outstanding as adjusted	—	—	259		259
Common Stock, $.0001 par value; 50,000,000 shares authorized 13,716,041 shares issued and 13,700,941 shares outstanding as of December 31, 2021;	1,369	230	(230)	(a)	1,369
Additional Paid-in Capital	3,066,745	592,870	(1,157,144)	(a)	2,502,471
Treasury Stock	(18,126)	—	—		(18,126)
Accumulated Deficit	(4,461,183)	(1,157,115)	1,157,115	(a)	(4,461,183)
Total stockholders’ deficit	(1,411,195)	(564,015)	—		(1,975,210)
Total Liabilities and Stockholders’ Deficit	$1,013,442	$25,043	$—		$1,038,485

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements .

DRIVEITAWAY HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED DECEMBER 31, 2021

					Pro Forma
	Company	DIA	Adjustment	Notes	As Adjusted
Operating Revenues
Royalty Fees	$189,147	$—	$—		$189,147
Initial Franchise Fees	150,905	—	—		150,905
Technology Fees	33,938	—	—		33,938
Insurance Revenue	—	23,883	—		23,883
Rental Revenue	—	34,498	—		34,498
Initial Fee Revenue	—	4,126	—		4,126
Miscellaneous Revenue	—	2,900	—		2,900
Vehicle Own Share	—	(38,790)	—		(38,790)
Driver and Dealer Insurance Cost	—	(16,000)	—		(16,000)
Total operating revenues	373,990	10,617	—		384,607
Cost of Goods Sold	—	5,686	—		5,686
Gross Profit	373,990	4,931	—		378,921
Operating Expenses
Salaries, payroll taxes and compensation	134,780	70,125	—		204,905
Professional, legal and consulting	67,543	—	—		67,543
Loss on Legal Settlements	41,302	—	—		41,302
Bad Debt Expense	6,161	—	—		6,161
Other General and Administrative	80,408	185,599	—		266,007
Depreciation and Amortization	27,321	—	—		27,321
General Advertising	28,544	—	—		28,544
Software Development	—	15,679	—		15,679
Selling Expenses	—	2,501			2,501
Total operating expenses	386,059	273,904	—		659,963
Operating Loss	(12,069)	(268,973)	—		(281,042)
Other Income (Expenses)
Other Income (Expenses), net	(303)	17,252	—		16,949
Net Loss	$(12,372)	$(251,721)	$—		$(264,093)

Net loss per Share
Basic	$(0.00)	$(0.11)			$(0.02)
Diluted	$(0.00)	$(0.11)			$(0.02)

Weighted average shares outstanding
Basic	13,175,838	2,300,000	(2,300,000)	(a)	13,175,838
Diluted	13,415,151	2,300,000	(2,300,000)	(a)	13,415,151

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

DRIVEITAWAY HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2021

					Pro Forma
	Company	DIA	Adjustment	Notes	As Adjusted
Operating Revenues
Royalty Fees	$773,592	$—	$—		$773,592
Initial Franchise Fees	1,257,217	—	—		1,257,217
Technology Fees	143,614	—	—		143,614
Merchandise Sales	20,771	—	—		20,771
Insurance Revenue	—	252,341	—		252,341
Rental Revenue	—	535,928	—		535,928
Initial Fee Revenue	—	25,181	—		25,181
Miscellaneous Revenue	—	11,859	—		11,859
Vehicle Own Share	—	(481,215)	—		(481,215)
Driver and Dealer Insurance Cost		(225,503)			(225,503)
Total operating revenues	2,195,194	118,591	—		2,313,785
Cost of Goods Sold	—	37,832	—		37,832
Gross Profit	2,195,194	80,759	—		2,275,953
Operating Expenses
Salaries, payroll taxes and compensation	452,258	183,757	—		636,015
Professional, legal and consulting	423,631	—	—		423,631
Loss on Legal Settlements	290,000	—	—		290,000
Bad Debt Expense	(48,621)	—	—		(48,621)
Other General and Administrative	293,831	467,729	—		761,560
Franchise commissions	298,389	—	—		298,389
Depreciation and Amortization	114,543	—	—		114,543
General Advertising	45,997	—	—		45,997
Software Development	—	81,157	—		81,157
Selling Expenses	—	9,256			9,256
Total operating expenses	1,870,028	741,899	—		2,611,927
Operating Income (Loss)	325,166	(661,140)	—		(335,974)
Other Income (Expenses)
Other Expenses, net	(264)	(14,544)	—		(14,808)
Net Income (Loss)	$324,902	$(675,684)	$—		$(350,782)

Earnings (Loss) per Share
Basic	$0.02	$(0.31)			$(0.03)
Diluted	$0.02	$(0.31)			$(0.03)

Weighted average shares outstanding
Basic	13,278,388	2,175,068	(2,175,068)	(a)	13,278,388
Diluted	13,503,269	2,175,068	(2,175,068)	(a)	13,503,269

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

DRIVEITAWAY HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 – Description of Transaction

On December 7, 2021, Company, DriveItAway, Inc., a Delaware corporation (“DIA”), and the existing shareholders of DIA executed an Agreement and Plan of Share Exchange (the “Share Exchange Agreement”), under which the Company would acquire all of the issued and outstanding common stock of DIA by issuing one share of Series A Convertible Preferred Stock (the “Series A Preferred”) of the Company for each outstanding share of DIA common stock (the “Share Exchange”). On February 24, 2022, closing of the Share Exchange occurred.

Each share of Series A Preferred is convertible into 33.94971 shares of common stock of the Company, which entitles the holders thereof to 85% of the Company’s common stock upon a conversion of all shares of Series A Preferred, determined on a fully-diluted basis, but prior to any shares issued or issuable as a result of any capital raising transaction occurring at or following the closing. In addition, each share of Series A Preferred is entitled to dividends and voting rights on an “as converted” basis with the common stockholders.

Upon closing of the Share Exchange, all of the existing members of the board of directors (the “Board”) of the Company resigned, except that Rod Whiton’s resignation was not effective until ten days after an information statement pursuant to Rule 14f-1 was mailed to shareholders. John Possumato, Adam Potash and Paul Patrizio were appointed to the Company’s Board, provided that the appointments of Messrs. Potash and Patrizio were not effective until ten days after an information statement pursuant to Rule 14f-1 was mailed to shareholders. Upon closing of the Share Exchange, Christopher Rego and Rod Whiton resigned as officers, and John Possumato was appointed chief executive officer and Adam Potash was appointed chief operating officer. Mike Elkin agreed to remain as chief financial officer of the Company.

DIA is the first national dealer focused mobility platform that enables car dealers to sell more vehicles in a seamless way through eCommerce, with its exclusive “Pay as You Go” app-based subscription program. DIA provides a comprehensive turn-key, solutions driven program with proprietary mobile technology and driver app, insurance coverages and training to get dealerships up and running quickly and profitably in emerging online sales opportunities. The company is planning to soon to expand its easy and transparent consumer app ‘subscription to ownership’ platform to enable entry level consumers to drive and acquire new Electric Vehicles. For further information, please see www.driveitaway.com.

The foregoing description of the Share Exchange does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 14, 2021.

Note 2 – Basis of Presentation

Pro Forma Presentation

The unaudited pro forma condensed combined financial information (“pro forma information”) has been prepared in accordance with Article 11, Pro Forma Financial Information, under Regulation S-X of the Securities and Exchange Act of 1934 (the “Exchange Act”), and is for informational purposes only. Certain reclassifications have been made to the historical statements of DIA to conform to the Company’s presentation, which are discussed in more detail in Note 5 – Reclassifications.

The unaudited pro forma condensed combined balance sheets as of September 30, 2021 and December 31, 2021 combine the historical consolidated balance sheets of the Company and DIA, giving effect to the Share Exchange as if it had occurred on October 1, 2020 and September 30, 2021, respectively. The unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2021 and the three months ended December 31, 2021 combine the historical consolidated statements of income of the Company and DIA, giving effect to the Share Exchange as if it had occurred on October 1, 2020 and October 1, 2021, respectively.

The historical consolidated financial information has been adjusted in the pro forma information to give effect to pro forma events that are directly attributable to the Share Exchange, factually supportable, and with respect to the unaudited pro forma condensed combined statements of income, expected to have a continuing impact on the results of operations of the combined company of more than one year.

The pro forma information has been prepared using the acquisition method of accounting in accordance with accounting principles generally accepted in the United States of America. Under the acquisition method of accounting, the Share Exchange is accounted for by recognizing the acquired assets, including separately identifiable intangible assets, and assumed liabilities at their acquisition-date fair values. Any excess of the purchase consideration over the acquisition-date fair values of these identifiable assets and liabilities is recognized as goodwill. The pro forma adjustments are based upon the assumptions and information available at the time of the preparation of this Form 8-K/A and may be subject to change. The Company will finalize the acquisition accounting within the required measurement period. Differences between these estimates of fair value and the final acquisition accounting may occur, and those differences could have a material impact on the pro forma information and the combined company’s future results of operations and financial position. At the time of the filing of this Form 8-K/A, the Company does not expect material changes to the assets acquired or liabilities assumed, with the exception of deferred tax assets and liabilities which were valued using preliminary assumptions.

The unaudited pro forma condensed combined statements of income do not reflect any potential cost savings or synergies that may be realized as a result of the Share Exchange and also do not reflect any integration-related costs to achieve those potential cost savings or synergies. Integration-related costs will continue to be expensed as incurred in the appropriate accounting periods following completion of the Share Exchange. Although the Company projects that cost savings and synergies will result from the Share Exchange, there can be no assurance that they will be achieved and such potential cost savings or synergies are subject to risks, uncertainties and other factors. For a detailed discussion of these risk factors, please refer to the risk, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission. There were no material transactions between the Company and DIA during the periods presented in the pro forma information.

Accounting policies

The Company has completed the review of DIA’s detailed accounting policies and concluded that the differences between the accounting policies of the two companies are not material. The accounting policies used in the presentation of the pro forma information are those disclosed in the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2021. Certain reclassifications of amounts contained in DIA’s historical financial statements have been made to conform to this presentation.

Recapitalization

The unaudited pro forma condensed balance sheets present what-if scenarios as if the Company and DIA had merged at the end of September 30, 2020. The adjusted shown in the equity section of the condensed balance sheets includes the Company’s eliminate the equity section of DIA in consolidation.

Note 3 – Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

a)	To adjust for the share exchange and elimination of DIA’s equity.